UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A) of the
Securities Exchange Act of 1934 (Amendment No.___)

Filed by the Registrant  ☑

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☑  Definitive Additional Materials
☐  Soliciting Material Under Rule § 240.14a-12

PDF SOLUTIONS, INC.
(Name of Registrant as Specified In Its Charter)

________________________________________________
(Name of Person(s) Filing proxy statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑  No fee required.

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
__________________________________________________________________________________

(2)  Aggregate number of securities to which transaction applies:
__________________________________________________________________________________

(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
__________________________________________________________________________________

(4)  Proposed maximum aggregate value of transaction:
__________________________________________________________________________________

(5)  Total fee paid:
__________________________________________________________________________________

☐  Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:
__________________________________________________________________________________

(2)  Form, Schedule or Registration Statement No.:
__________________________________________________________________________________

(3)  Filing Party:
__________________________________________________________________________________

(4)  Date Filed:
__________________________________________________________________________________

PDF SOLUTIONS, INC.
333 West San Carlos Street, Suite 700
San Jose, California 95110

 AMENDMENT AND SUPPLEMENT TO PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 16, 2011

This amendment and supplement to our proxy statement, which was filed with the U.S. Securities and Exchange Commission on October 7, 2011 (the “Proxy Statement”), is being provided to you in connection with our Annual Meeting of the Stockholders (the “Annual Meeting”) to be held on November 16, 2011 at 1:00 p.m., local time, at the headquarters of PDF Solutions, Inc., 333 West San Carlos Street, Suite 700, San Jose, California 95110.

This amendment and supplement is being filed solely to correct the time of the Annual Meeting stated in the Notice of Annual Meeting included as the first page of the Proxy Statement, as it had been incorrectly stated, and include a copy of the proxy card.

This amendment and supplement should be read in conjunction with the Proxy Statement, and does not change the proposals to be acted upon at the Annual Meeting, which are described in the Proxy Statement, or the other information in the Proxy Statement.  If you have already submitted your proxy, this amendment and supplement does not require that you do so again.

PDF SOLUTIONS®

**IMPORTANT ANNUAL MEETING INFORMATION**

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## Electronic Voting Instructions

**You can vote by Internet or telephone!**
**Available 24 hours a day, 7 days a week!**

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

**Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on November 16, 2011.**

### Vote by Internet

- Log on to the Internet and go to **www.investorvote.com/PDFS**
- Follow the steps outlined on the secured website.

### Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is **NO CHARGE** to you for the call.
- Follow the instructions provided by the recorded message.

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

## Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

**A Proposals — The Board of Directors recommends a vote FOR the listed nominees, FOR Proposals 2, 3 and 4 and every 1 YR for Proposal 5.**

1. Election of Directors:

| | For | Withhold |
|---|---|---|
| 01 - Thomas Caulfield, DES | ☐ | ☐ |
| 02 - R. Stephen Heinrichs | ☐ | ☐ |
| 03 - Albert Y.C. Yu, Ph.D. | ☐ | ☐ |

| | For | Against | Abstain |
|---|---|---|---|
| 2. To ratify the appointment by the Company's Audit and Corporate Governance Committee PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm of the company for the fiscal year ending December 31, 2011. | ☐ | ☐ | ☐ |
| 3. Proposal to approve the 2011 Stock Incentive Plan. | ☐ | ☐ | ☐ |
| 4. To approve, by non-binding vote, the 2010 compensation awarded to Named Executive Officers. | ☐ | ☐ | ☐ |

| | 1 Yr | 2 Yrs | 3 Yrs | Abstain |
|---|---|---|---|---|
| 5. To recommend, by non-binding vote, the frequency of future advisory votes on Named Executive Officer compensation. | ☐ | ☐ | ☐ | ☐ |

And, in their discretion, upon such other matter or matters that may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

**B Non-Voting Items**

**Change of Address** — Please print new address below.

**Meeting Attendance**
Mark box to the right if you plan to attend the Annual Meeting. ☐

**C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below**

This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

PDF/SOLUTIONS®

## Proxy — PDF Solutions, Inc.

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PDF SOLUTIONS, INC.
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD NOVEMBER 16, 2011**

The undersigned stockholder of PDF Solutions, Inc., a Delaware corporation, (the "Company") hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated October 7, 2011, and hereby appoints John K. Kibarian and Kimon Michaels, or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of PDF Solutions, Inc. to be held on Wednesday, November 16, 2011, at 1:00 p.m. PDT, at PDF Solutions, Inc., 333 West San Carlos Street, Suite 700, San Jose, CA 95110, and at any adjournment or postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

**Important Notice Regarding the Availability of Proxy Materials for the Stockholders' Meeting to be held on November 16, 2011.**
You can view the proxy statement and our Annual Report to Stockholders for the year ended December 31, 2010 at http://ir.pdf.com/sec.cfm.

**THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES, FOR PROPOSALS 2, 3, AND 4, AND EVERY 1 YEAR FOR PROPOSAL 5, AND IN ACCORDANCE WITH THE PROXIES' DISCRETION ON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.**

**PLEASE SIGN ON REVERSE SIDE AND RETURN IMMEDIATELY.**